CARRIE S. COX
LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
      I hereby make, constitute and appoint each of Stephen T.
Falk, John M. Adams, Jr., James E. Barnett, Christopher B.
Gaskill and Elaine S. Natsis, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
      (1)	prepare, execute, acknowledge, deliver and file
Forms 3, 4, and 5 (including any amendments thereto) with
respect to the securities of Cardinal Health, Inc., an Ohio corporation (the "Company"), with the United States Securities and Exchange Commission (the "SEC"), any national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the United States Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");
      (2)	prepare and execute in the undersigned's name and on
the undersigned's behalf, and to submit to the SEC a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords
enabling the undersigned to make electronic filings with the
SEC of reports required by Section 16(a) of the Exchange Act or any rule or regulation of the SEC;
      (3)	prepare, execute, acknowledge, deliver and file Form
144s (including any amendments or supplements thereto) with respect to the sale of securities of the Company by the undersigned, with the SEC, any national securities exchanges and the Company, as considered necessary or advisable under Rule 144 of the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time;
       (4)    seek or obtain, as the undersigned's
representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the attorney-in-fact and approves and ratifies any such release of information; and
      (5) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
      The undersigned acknowledges that:
      (1) this Limited Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in his discretion on information provided to such attorney-in-fact without independent verification of such information;
      (2) any documents prepared and/or executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his discretion, deems necessary or desirable;
      (3) neither the company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and
      (4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation, the reporting requirements under Section
16 of the Exchange Act.
      The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever required, necessary or appropriate to be done in connection with the undersigned and the undersigned also hereby ratifies all that each such attorney-in-fact shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
      This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
      IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 3rd day of August, 2011.


					/s/ Carrie S. Cox
					Signature

					CARRIE S. COX
					Print Name





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